EXHIBIT 10.54

                           STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made as of the 23rd day of February, 1999, by and between EFAX.COM, INC., a Delaware corporation (the "Company"), and IGC PARTNERS ("Purchaser").

                         W I T N E S S E T H:

     WHEREAS, the Company desires to issue to Purchaser thirty thousand (30,000) shares of Common Stock of the Company (the "Stock") as herein described, on the terms and conditions hereinafter set forth; and

     WHEREAS, the issuance of Common Stock hereunder is in connection with services rendered by the Purchaser to the Company; and

     WHEREAS, the issuance of Common Stock hereunder is intended to comply with the provisions of Rule 505 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").
     NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. The Company agrees to issue and deliver to the Purchaser thirty thousand (30,000) shares of the Company's Common Stock in consideration for past services rendered by Purchaser to the Company.

     2. Purchaser acknowledges that Purchaser is aware that the Stock to be issued to him by the Company pursuant to this Agreement has not been registered under the Act, and that the Stock is deemed to constitute "restricted securities" under Rule 505 and Rule 144 promulgated under the Act. In this connection, Purchaser warrants and represents to the Company that Purchaser is purchasing the Stock for Purchaser's own account for investment only and not with a view towards distribution, and Purchaser has no present intention of distributing or selling said Stock except as permitted under the Act and applicable provisions of the California Corporations Code and other applicable Blue Sky requirements and Statutes. Purchaser further warrants and represents that Purchaser has either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or
(ii) the capacity to protect Purchaser's own interests in connection with the purchase of the Stock by virtue of the business or financial expertise of any professional advisors to the Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly. Purchaser further acknowledges that the exemption from registration under Rule 144 will not be available for at least one year from the date of sale of the Stock (the date of the issuance of the stock certificate) and unless other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions.

     3. Purchaser further represents and warrants that Purchaser has received and read the Company's annual report to shareholders for the most




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recent fiscal year, the definitive proxy statement filed in connection with such annual report, a copy of the Purchaser's most recent Form 10-K and copies of documents or reports filed by the Purchaser with the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended, since the filing of the most recent Form 10-K. Purchaser further represents and warrants that Purchaser has had an opportunity (i) to discuss the Company's business, management and financial affairs with directors, officers, and management of the Company, (ii) to review the Company's operations and facilities, and (iii) to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

     4. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

          (a) The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). They may not be sold or offered for sale or otherwise distributed unless the securities are registered under the Act or an exemption therefrom is available.

          (b)  Any legend required to be placed thereon by the Company's
Bylaws.

          (c) Any legend required to be placed thereon by appropriate Blue Sky officials.

     5. Without in any way limiting the foregoing, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Stock which Purchaser is purchasing unless and until:

          (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

          (b) purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; provided, however, that Purchaser shall not make such disposition if the Company is advised by its counsel that the disposition will require registration of such shares under the Act.

     6. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     7. Purchaser hereby agrees that for a period of not less than ninety (90) days and up to a maximum of one hundred eighty (180) days following the effective date of a registration statement of the Company covering Common Stock (or other securities) to be sold on its behalf in an underwritten public offering, Purchaser shall not, to the extent requested by the Company and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held


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by him at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company who hold securities of the Company or options to acquire securities of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock held by the Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     8. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     9. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by express courier, or four (4) days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     10. This Agreement shall be governed by the laws of the State of California and interpreted and determined in accordance with the laws of the State of California, as such laws are applied by California courts to contracts made and to be performed entirely in California by residents of that state.

     11. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. No rights under this Agreement shall be assignable by purchaser, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the Agreement. Subject to the restrictions on transfer herein set forth, shall be binding upon the Purchaser, Purchaser's heirs, executors, administrators, successors and assigns.

     12. This Agreement constitutes the entire, final and exclusive statement of the agreement of the parties with respect to the subject matter hereof.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EFAX.COM                                                   IGC PARTNERS



Signature: /s/ EDWARD R. PRINCE III     Signature:   /s/ JOHN R. NEURAUTER
           -------------------------               ------------------------

By:      Edward R. Prince III           By:    John R. Neurauter
    -------------------------------         -------------------------------
Title:     CEO                          Title:  President
       ----------------------------            ----------------------------


Address: 1378 Willow Road               Address: 2800 River Road - Suite 170
         Menlo Park, CA  94205                   Des Plaines, IL  60018


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